SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 26, 2002


                                  F.A.O., Inc.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                          California 0-19536 95-3971414
        ----------------------- ----------------------- ----------------
      (State or Other Jurisdiction (Commission File Number) (IRS Employer
                      of Incorporation) Identification No.)



                           2520 Renaissance Boulevard,
                       King of Prussia, Pennsylvania 19406
                 --------------------------------- ------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (610) 278-7800
                 -----------------------------------------------
              (Registrant's telephone number, including area code)


                              The Right Start, Inc.
                          26610 Agoura Road, Suite 250
                           Calabasas, California 91302
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  Other Events.

         This Report on Form 8-K/A is filed in order to amend the filing of the Company's Amended and Restated Loan and Security Agreement with Wells Fargo Retail Finance, LLC, which has a maturity of October 6, 2004 as reported in the Company's Annual Report on Form 10-K.


ITEM 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                                INDEX TO EXHIBITS

Exhibit        Description
Number

3.1 Certificate of Amendment of Articles of Incorporation of FAO, Inc. (fka The Right Start, Inc.), dated March 26, 2002. *

4.1 Form of FAO Schwarz, Inc. 8% Subordinated Note due January 6, 2005, in favor of KBB Retail Assets Corporation (fka F.A.O. Schwarz), in the aggregate principal amount of $1,500,000 (Chicago). *

4.2 Warrant dated August 8, 2000, to purchase 5,000 shares of common stock of FAO, Inc. (fka The Right Start, Inc.) at an exercise price of $5.00 per share issued to Heller Financial, Inc. A substantially identical Warrant was issued to Heller Financial, Inc. exercisable for 20,000 shares of common stock of FAO, Inc. (fka The Right Start, Inc.). *

4.3 Warrant dated October 6, 2000, to purchase shares of common stock of FAO, Inc. (fka The Right Start, Inc.) at an exercise price of $2.00 per share issued to purchasers of Series D Convertible Preferred Stock of FAO, Inc. (fka The Right Start, Inc.) (since converted). Substantially identical Warrants were issued to a total of 22 investors exercisable for a total of 449,000 shares of common stock of FAO, Inc. (fka The Right Start, Inc.). *

4.4 Warrant dated November 13, 2001, to purchase shares of common stock of FAO, Inc. (fka The Right Start, Inc.) at an exercise price of $3.50 per share issued to ARBCO Associates, L.P. Substantially identical Warrants issued to all investors (including ARBCO) are exercisable for a total of 100,000 shares of common stock of FAO, Inc. (fka The Right Start, Inc.)*

10.1 Registration Rights Agreement dated as of September 1, 2000 in favor of purchasers of (since converted) Senior Subordinated Pay-in-Kind Notes, due 2005 of FAO, Inc. (fka The Right Start, Inc.)*

10.2   Registration Rights Agreement dated as of  October 6, 2000  in  favor  of
       purchasers   of  (since  converted)   Series  D  Convertible  Pay-in-Kind
       Preferred Stock of FAO, Inc. (fka The Right Start, Inc.) *

10.3 Registration Rights Agreement dated January 6, 2002 between FAO, Inc. (fka The Right Start, Inc.) and Royal Vendex KBB N.V. *


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10.4   Registration Rights Agreement dated  September  5, 2001  among  FAO, Inc.
       (fka The Right Start, Inc.), Athanor Holdings, LLC, Fred Kayne, funds managed by Kayne Anderson Capital Advisors, L.P., Richard Kayne, Palomar Ventures I, L.P., Marina Corporate LLC and Michael Targoff. *

10.5 Guaranty by FAO, Inc. (fka The Right Start, Inc.) in favor of the holders of FAO Schwarz, Inc. (fka Toy Soldier, Inc.) 8% Subordinated Notes due January 6, 2005 (Chicago) dated January 6, 2002. *

10.6 Security Agreement by FAO Schwarz, Inc. (fka Toy Soldier, Inc.) in favor of KBB Retail Assets Corp. (fka F.A.O. Schwarz) dated as of January 6, 2002. *

10.7 Interim Operating Agreement among FAO Schwarz, Inc. (fka Toy Soldier, Inc.), FAO, Inc. (fka The Right Start, Inc.), KBB Retail Assets Corporation (fka F.A.O. Schwarz), Quality Fulfillment Services, Inc. and Royal Vendex KBB N.V., dated January 6, 2002. *

10.8 First Amendment to Loan and Security Agreement by and among ZB Company, Inc, as Borrower, the Lenders that are signatories thereto as Lenders, and Wells Fargo Retail Finance, LLC, as Agent, dated October 31, 2001. *

10.9 Second Amendment to Loan and Security Agreement by and among ZB Company, Inc, as Borrower, the Lenders that are signatories thereto as Lenders, and Wells Fargo Retail Finance, LLC, as Agent, dated April 11, 2002. *

10.10 Third Amendment to Loan and Security Agreement by and among FAO, Inc. (fka The Right Start, Inc.) and FAO Schwarz, Inc. (fka Toy Soldier, Inc.), as Borrowers and Wells Fargo Retail Finance, LLC, as Lender, dated January 6, 2002. *

10.11 Fourth Amendment to Loan and Security Agreement by and among FAO, Inc. (fka The Right Start, Inc.) and FAO Schwarz, Inc. (fka Toy Soldier, Inc.), as Borrowers and Wells Fargo Retail Finance, LLC, as Lender, dated March 12, 2002. *

10.12 Fifth Amendment to Loan and Security Agreement by and among FAO, Inc. (fka The Right Start, Inc.) and FAO Schwarz, Inc. (fka Toy Soldier, Inc.), as Borrowers and Wells Fargo Retail Finance, LLC, as Lender, dated April 15, 2002. *

10.13 Letter Agreement among FAO, Inc., (fka The Right Start, Inc.), and FAO Schwarz, Inc. (fka Toy Soldier, Inc.), Royal Vendex KBB N.V., KBB Retail Assets Corp. and Quality Fulfillment Services, Inc., dated as of March 22, 2002. *

10.14  ZB Company, Inc. 8% Equipment Loan Promissory Note due June 1,  2004,  in
       favor of PNC  Leasing,  LLC,  in  the  aggregate  principal   amount   of
       $3,000,000. *

10.15 Letter Agreement-Term Loan dated September 5, 2001 between PNC Leasing, LLC and ZB Company, Inc. *

10.16 Security Agreement dated September 5, 2001 between PNC Leasing, LLC and ZB Company, Inc. *

10.17 Amended and Restated Loan and Security Agreement by and among FAO, Inc., FAO Schwarz, Inc. and ZB Company, Inc. as Borrowers and Wells Fargo Retail Finance, LLC, as Agent, dated April 30, 2002.

* Filed previously on Form 8-K dated May 1, 2002.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FAO, INC.

Date:  May 6, 2002                              /s/ Raymond P. Springer

                                                Raymond P. Springer
                                                Executive Vice President and
                                                Chief Financial Officer

INDEX TO EXHIBITS

Exhibit        Description
Number

3.1 Certificate of Amendment of Articles of Incorporation of FAO, Inc. (fka The Right Start, Inc.), dated March 26, 2002. *

4.1 Form of FAO Schwarz, Inc. 8% Subordinated Note due January 6, 2005, in favor of KBB Retail Assets Corporation (fka F.A.O. Schwarz), in the aggregate principal amount of $1,500,000 (Chicago). *

4.2 Warrant dated August 8, 2000, to purchase 5,000 shares of common stock of FAO, Inc. (fka The Right Start, Inc.) at an exercise price of $5.00 per share issued to Heller Financial, Inc. A substantially identical Warrant was issued to Heller Financial, Inc. exercisable for 20,000 shares of common stock of FAO, Inc. (fka The Right Start, Inc.). *

4.3 Warrant dated October 6, 2000, to purchase shares of common stock of FAO, Inc. (fka The Right Start, Inc.) at an exercise price of $2.00 per share issued to purchasers of Series D Convertible Preferred Stock of FAO, Inc. (fka The Right Start, Inc.) (since converted). Substantially identical Warrants were issued to a total of 22 investors exercisable for a total of 449,000 shares of common stock of FAO, Inc. (fka The Right Start, Inc.). *

4.4 Warrant dated November 13, 2001, to purchase shares of common stock of FAO, Inc. (fka The Right Start, Inc.) at an exercise price of $3.50 per share issued to ARBCO Associates, L.P. Substantially identical Warrants issued to all investors (including ARBCO) are exercisable for a total of 100,000 shares of common stock of FAO, Inc. (fka The Right Start, Inc.)*

10.1 Registration Rights Agreement dated as of September 1, 2000 in favor of purchasers of (since converted) Senior Subordinated Pay-in-Kind Notes, due 2005 of FAO, Inc. (fka The Right Start, Inc.)*

10.2   Registration Rights Agreement dated as of  October 6, 2000  in  favor  of
       purchasers   of  (since  converted)   Series  D  Convertible  Pay-in-Kind
       Preferred Stock of FAO, Inc. (fka The Right Start, Inc.)*

10.3 Registration Rights Agreement dated January 6, 2002 between FAO, Inc. (fka The Right Start, Inc.) and Royal Vendex KBB N.V. *

10.4 Registration Rights Agreement dated September 5, 2001 among FAO, Inc. (fka The Right Start, Inc.), Athanor Holdings, LLC, Fred Kayne, funds managed by Kayne Anderson Capital Advisors, L.P., Richard Kayne, Palomar Ventures I, L.P., Marina Corporate LLC and Michael Targoff. *

10.5 Guaranty by FAO, Inc. (fka The Right Start, Inc.) in favor of the holders of FAO Schwarz, Inc. (fka Toy Soldier, Inc.) 8% Subordinated Notes due January 6, 2005 (Chicago) dated January 6, 2002. *

10.6 Security Agreement by FAO Schwarz, Inc. (fka Toy Soldier, Inc.) in favor of KBB Retail Assets Corp. (fka F.A.O. Schwarz) dated as of January 6, 2002. *

10.7 Interim Operating Agreement among FAO Schwarz, Inc. (fka Toy Soldier, Inc.), FAO, Inc. (fka The Right Start, Inc.), KBB Retail Assets Corporation (fka F.A.O. Schwarz), Quality Fulfillment Services, Inc. and Royal Vendex KBB N.V., dated January 6, 2002. *

10.8 First Amendment to Loan and Security Agreement by and among ZB Company, Inc, as Borrower, the Lenders that are signatories thereto as Lenders, and Wells Fargo Retail Finance, LLC, as Agent, dated October 31, 2001. *

10.9 Second Amendment to Loan and Security Agreement by and among ZB Company, Inc, as Borrower, the Lenders that are signatories thereto as Lenders, and Wells Fargo Retail Finance, LLC, as Agent, dated April 11, 2002. *

10.10 Third Amendment to Loan and Security Agreement by and among FAO, Inc. (fka The Right Start, Inc.) and FAO Schwarz, Inc. (fka Toy Soldier, Inc.), as Borrowers and Wells Fargo Retail Finance, LLC, as Lender, dated January 6, 2002. *

10.11 Fourth Amendment to Loan and Security Agreement by and among FAO, Inc. (fka The Right Start, Inc.) and FAO Schwarz, Inc. (fka Toy Soldier, Inc.), as Borrowers and Wells Fargo Retail Finance, LLC, as Lender, dated March 12, 2002. *

10.12 Fifth Amendment to Loan and Security Agreement by and among FAO, Inc. (fka The Right Start, Inc.) and FAO Schwarz, Inc. (fka Toy Soldier, Inc.), as Borrowers and Wells Fargo Retail Finance, LLC, as Lender, dated April 15, 2002. *

10.13 Letter Agreement among FAO, Inc., (fka The Right Start, Inc.), and FAO Schwarz, Inc. (fka Toy Soldier, Inc.), Royal Vendex KBB N.V., KBB Retail Assets Corp. and Quality Fulfillment Services, Inc., dated as of March 22, 2002. *

10.14  ZB Company, Inc. 8% Equipment Loan Promissory Note due June 1,  2004,  in
       favor of PNC  Leasing,  LLC,  in  the  aggregate  principal   amount   of
       $3,000,000. *

10.15 Letter Agreement-Term Loan dated September 5, 2001 between PNC Leasing, LLC and ZB Company, Inc. *

10.16  Security Agreement dated September 5, 2001 between PNC Leasing, LLC   and
       ZB Company, Inc. *

10.17 Amended and Restated Loan and Security Agreement by and among FAO, Inc., FAO Schwarz, Inc. and ZB Company, Inc. as Borrowers and Wells Fargo Retail Finance, LLC, as Agent, dated April 30, 2002.


* Filed previously on Form 8-K dated May 1, 2002.